SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

UTi Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

UTi WORLDWIDE INC.

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     We cordially invite you to attend the 2004 Annual Meeting of Shareholders (members) of UTi Worldwide Inc. to be held in UTi’s Los Angeles Solutions Center located at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, on Friday, June 25, 2004 at 10:00 a.m. (California time) for the following purposes:

     1. To elect three class “A” directors to our Board of Directors for a term of three years and until their respective successors are duly elected;

     2. To act upon a proposal to approve the UTi Worldwide Inc. 2004 Non-Employee Directors Share Incentive Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

     In accordance with the Company’s Articles of Association, our Board of Directors has fixed the date this notice is first mailed or given to the Company’s shareholders as the date of record for determining the shareholders entitled to vote at the meeting.

     A proxy solicited by our Board of Directors, together with a form of proxy and a copy of our 2004 annual report to shareholders are enclosed herewith. Whether or not you plan to attend the Annual Meeting, please sign, date and return the proxy promptly in the enclosed reply envelope provided for that purpose. You may also vote by telephone or by Internet by following the instructions on your proxy card. This will not prevent you from voting in person at the meeting, but will assure your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

By order of the Board of Directors

Lawrence R. Samuels
Secretary

Rancho Dominguez, California
May 28, 2004

YOUR VOTE IS IMPORTANT

WHETHER YOU OWN A FEW OR MANY SHARES AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN YOUR PROXY OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

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UTi WORLDWIDE INC.

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA

PROXY STATEMENT

     The Board of Directors of UTi Worldwide Inc. (the “Company”) is soliciting proxies to be voted at the Annual Meeting of Shareholders (members) of the Company to be held on Friday, June 25, 2004 at UTi’s Los Angeles Solutions Center located at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, at 10:00 A.M., California time, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting” or the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described herein. The date of the mailing of this proxy statement and the accompanying form of proxy to the Company’s shareholders is May 28, 2004.

     Since the Company is an international business company incorporated under the laws of the British Virgin Islands, holders of the Company’s ordinary shares are technically referred to as “members” in the Company’s Memorandum and Articles of Association. For matters of convenience, however, such holders are referred to herein and in the accompanying notice and form of proxy as “shareholders” of the Company.

VOTING INFORMATION

Who May Vote

     In accordance with the Company’s Articles of Association, the date that the notice of the annual meeting and this proxy statement is first mailed or given to shareholders (May 28, 2004) has been fixed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) as the record date (the “Record Date”) for determining the shareholders entitled to vote at the Annual Meeting. Only holders of record of the Company’s ordinary shares, no par value (the “Ordinary Shares”), on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 30,985,680 Ordinary Shares outstanding (not including 385,902 shares held in treasury). Each Ordinary Share (other than those held in treasury) carries the right to one vote with respect to each matter to be voted on at the Annual Meeting.

     If a shareholder’s Ordinary Shares are held by a broker as nominee (that is, in “street name”), then the shareholder must obtain a proxy form from the institution that holds the shares and follow the instructions included on that form regarding how to instruct the broker how to vote the shares.

How to Vote

     We encourage you to vote promptly. You may vote in one of the following ways:

     By Mail. If you are a holder of record and are located in the U.S., you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are located outside the U.S., you should add the necessary postage to the enclosed envelope to assure delivery. In order to ensure that your vote is received on or prior to the date of the Annual Meeting, we recommend that your proxy card be returned to us by overnight mail.

     By Telephone. If you are located in the U.S., you can vote your proxy by calling the toll-free telephone number on the proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card. If you are located outside the U.S., please contact MacKenzie Partners, Inc. at 1-212-929-5500 for information on how you can vote by telephone.

     By Internet. You can also vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as telephone and Internet access charges if you vote by the Internet.

     At the Annual Meeting. The way you vote your Ordinary Shares now will not limit your right to change your vote at the Annual Meeting if you attend in person. If you attend the Meeting, we will give you a ballot when you arrive. However, if you hold shares through a broker or other nominee, you must provide a legal proxy from the broker or nominee evidencing your authority to vote shares the broker held for your account at the close of business on May 28, 2004. You must contact your brokerage firm directly in advance of the Annual Meeting to obtain a legal proxy.

     If your Ordinary Shares are held by a broker as nominee (that is, in “street name”), then you must obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct the broker to vote your shares.

     If you sign and return your proxy without any voting instructions, your shares will be voted as the Board of Directors recommends. If you have any questions regarding how to vote, please contact MacKenzie Partners, Inc. at 1-800-322-2885 (please call 1-212-929-5500 if you are located outside the U.S.).

Revocability of Proxy

     Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised at the Annual Meeting by taking any of the following actions:

•	delivering written notice to the Secretary of the Company by any means, including facsimile, bearing a date later then the date of the proxy, stating that the proxy is revoked;

•	signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Meeting; or

•	attending the Meeting and voting in person, although attendance at the Meeting will not, by itself, revoke a proxy.

How Your Shares Will Be Voted

     Any proxy which is returned by a shareholder properly completed and which is not revoked will be voted at the Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for the election of the Board of Directors’ nominees for Class “A” directors and for the approval of the UTi Worldwide Inc. 2004 Non-Employee Director Share Incentive Plan. As to any other business or matters which might otherwise properly come before the meeting, the proxy holders will vote in accordance with their best judgment, although the Company does not presently know of any such other business.

Voting, Quorum and Broker Non-Votes

     Ordinary Shares will be counted as present at the Annual Meeting if the shareholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company’s outstanding Ordinary Shares entitled to vote as of the Record Date must be present in person or by proxy at the Annual Meeting in order to hold the Meeting and conduct business. This is called a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The three nominees receiving the highest number of votes “FOR” election as a director will be elected as directors. This number is called a plurality. The affirmative vote of a majority of the Ordinary Shares present in person or by proxy at the Annual Meeting and voting on each proposal is required for the adoption of each such proposal (other than the election of directors). Abstentions and non-votes will have no effect on the voting with respect to any proposal as to which there is an abstention or non-vote. A non-vote may occur when a nominee holding Ordinary Shares for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Expenses and Method of Solicitation

     The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls to, or telephonic, facsimile, telegraphic or other communications with, shareholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to shareholders whose Ordinary Shares are held of record by such entities. In addition, the Company has retained the services of MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of proxies by mail, personally, by telephone, telegraph, facsimile or other means of communication, and such firm will receive a fee estimated to be $5,000 and will be reimbursed for out-of-pocket expenses.

Nominations for Directors for the Annual Meeting

     The Company’s Articles of Association set forth certain procedures relating to the nomination of directors by shareholders (the “Nomination Procedures”). No person may be nominated by a shareholder for election as a director unless nominated in accordance with the Nomination Procedures. Under the Nomination Procedures, to have been considered timely for the Annual Meeting a shareholder’s written notice of nomination must have been delivered to or mailed and received by the Secretary of the Company at the Company’s principal executive offices not earlier than April 1, 2004 and not later than May 1, 2004. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the Nomination Procedures. For information related to application of the Nomination Procedures for the 2005 Annual Meeting, see the discussion in this Proxy Statement under the caption “Submission of Shareholder Proposals and Director Nominations for the 2005 Annual Meeting.”

Shareholder Proposals for the Annual Meeting

     The Company’s Articles of Association set forth certain procedures relating to shareholders properly bringing business before the Annual Meeting (the “Proposal Procedures”). No shareholder proposal may be voted upon at the Annual Meeting unless brought in accordance with the Proposal Procedures. Under the Proposal Procedures, to have been considered timely for the Annual Meeting a shareholder must have delivered a written notice regarding the proposal to the Secretary of the Company at the Company’s principal executive offices not earlier than April 1, 2004 and not later than May 1, 2004. The chairman of the Annual Meeting shall, if the facts so warrant, determine that a shareholder’s proposal was not properly brought before the Annual Meeting if the Proposal Procedures are not followed. For information related to the application of the Proposal Procedures for the 2005 Annual Meeting, see the discussion in this Proxy Statement under the caption “Submission of Shareholder Proposals and Director Nominations for the 2005 Annual Meeting.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table contains certain information regarding all persons who were the beneficial owners of more than 5% of the outstanding Ordinary Shares, each of the directors of the Company, each nominee for election to become a director, each of the executive officers named in the Summary Compensation Table set forth herein under the caption “Compensation of Executive Officers” (we refer to all these officers as the “Named Executive Officers”) and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the Securities and Exchange Commission (the “SEC”), or based upon the actual knowledge of the Company, and is as of April 30, 2004 unless otherwise indicated in the footnotes.

	Amount and Nature
	of Beneficial Ownership (1)
	Number of
	Ordinary Shares	Right to	Percent of
Name	Owned (1)	Acquire (2)	Class (1)(2)
United Services Technologies Limited (3)	9,269,345	—	29.9%
Union-Transport Holdings Inc. (4)	1,813,225	—	5.9%
PTR Holdings Inc. (5)	3,104,501	—	10.0%
T. Rowe Price Associates, Inc. (6)	2,283,540	—	7.4%
Class “A” Directors:
Alan C. Draper	570,342	226,594	2.6%
C. John Langley, Jr.	—	—	*
Allan M. Rosenzweig	—	3,000	*
Class “B” Directors:
Peter Thorrington (7)	698,378	39,574	2.4%
J. Simon Stubbings	3,303	13,916	*
Leon J. Level	1,000	18,000	*
Class “C” Directors:
Roger I. MacFarlane (8)	698,378	128,297	2.7%
Matthys J. Wessels (9)	2,037,049	128,297	7.0%
William H. Davidson	—	18,000	*
Other Named Executive Officers:
Lawrence R. Samuels	24,500	69,925	*
All directors and executive officers as a group (13 persons) (10)	4,105,487	793,256	15.4%

*	Less than one percent.

     (Footnotes set forth on the next page.)

(Footnotes from the preceding page.)

(1)	More than one person may be deemed to be a beneficial owner of the same securities as determined in accordance with the rules of the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. In certain cases, voting and investment power may be shared by spouses under applicable law.

(2)	Indicates shares subject to options exercisable within 60 days of April 30, 2004.

(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, United Service Technologies Limited, a British Virgin Islands company (which we refer to as Uniserv), is the registered holder of the shares indicated in the above table. PTR Holdings Inc., a British Virgin Islands company (which we refer to as PTR Holdings), owns approximately 39% of Uniserv and is the beneficial owner of less than one percent of Uniserv’s outstanding securities, but disclaims beneficial ownership of any Ordinary Shares held by Uniserv. Mr. Wessels is the Chairman of the Board of Uniserv, but disclaims beneficial ownership of any Ordinary Shares held by Uniserv. Uniserv’s business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. Uniserv is a publicly listed company in South Africa traded on the Johannesburg Stock Exchange whose primary assets are the Ordinary Shares which it holds.

(4)	Union-Transport Holdings Inc., a British Virgin Islands company (which we refer to as UT Holdings), is the registered holder of the shares indicated in the above table. UT Holdings’ business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. PTR Holdings is the owner of 56% of the securities of UT Holdings, and each of Messrs. MacFarlane and Thorrington is the owner of 11% of the securities of UT Holdings. Two irrevocable trusts formed under the laws of California, one established for the descendents of each of Messrs. MacFarlane and Thorrington, are each the owners of 11% of the outstanding securities of UT Holdings. The independent trustees of such trusts have the power to make decisions with regard to their UT Holdings securities. Pursuant to separate voting agreements between UT Holdings and its shareholders, UT Holdings agreed to vote the UTi Ordinary Shares held by it as directed by its shareholders in proportion to their interests in UT Holdings as follows:

Shareholder	Number of Shares
PTR Holdings	1,015,405
Mr. MacFarlane	199,455
Mr. Thorrington	199,455
Trust for MacFarlane descendants	199,455
Trust for Thorrington descendants	199,455

Mr. MacFarlane and Mr. Thorrington disclaim beneficial ownership of the UTi Ordinary Shares held by UT Holdings to the extent such holdings exceed the number of Ordinary Shares that may be indirectly voted by them.

(5)	Listed in the above table are the 1,291,276 Ordinary Shares registered in the name of PTR Holdings and the 1,813,225 Ordinary Shares registered in the name of UT Holdings. PTR Holdings’ business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. PTR Holdings is indirectly owned by holding companies indirectly controlled by Mr. Wessels, Mr. MacFarlane and Mr. Thorrington and by the Anubis Trust, a Guernsey Islands trust. Under a 2000 voting arrangement, the trust has the power to vote a majority of the outstanding shares of PTR Holdings although it disclaims beneficial ownership of the shares held by PTR Holdings. Pursuant to separate voting agreements between PTR Holdings and its shareholders, PTR Holdings agreed to vote the UTi Ordinary Shares held directly by PTR Holdings and the UTi Ordinary Shares held by UT Holdings which PTR Holdings may vote, as directed by the shareholders of PTR Holdings in proportion to their interests in PTR Holdings. The voting rights of the Anubis Trust under its agreement with PTR Holdings were assigned to Mr. Wessels. Accordingly, the indirect shareholders of PTR Holdings have the voting power (but not investment or dispositive power) over the following UTi Ordinary Shares:

Shareholder	Number of Shares
Mr. MacFarlane	498,923
Mr. Thorrington	498,923
Mr. Wessels	1,308,835

PTR Holdings disclaims beneficial ownership of the UTi Ordinary Shares held by UT Holdings. Each of Mr. MacFarlane, Mr. Thorrington and Mr. Wessels disclaim beneficial ownership of the UTi Ordinary Shares held by PTR Holdings to the extent such holdings exceed the number of shares that may be indirectly voted by them. In addition, Mr. Wessels disclaims beneficial ownership of the UTi Ordinary Shares which he is entitled to vote by reason of the assignment by the Anubis Trust of its rights under the voting agreements mentioned above.

(6)	Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004, by T. Rowe Price Associates, Inc. (Price Associates). Price Associates’ business address as listed in the amendment to the Schedule 13G is 100 East Pratt Street, Baltimore, Maryland, 21202. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7)	Includes the UTi Ordinary Shares which Mr. Thorrington has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above. Excludes 199,455 shares which may be voted by the irrevocable trust established for Mr. Thorrington’s descendents as Mr. Thorrington disclaims beneficial ownership of such shares. Mr. Thorrington has announced his intention to resign from the Board of Directors immediately after the Annual Meeting.

(8)	Includes the UTi Ordinary Shares which Mr. MacFarlane has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above. Excludes 199,455 shares which may be voted by the irrevocable trust established for Mr. MacFarlane’s descendents as Mr. MacFarlane disclaims beneficial ownership of such shares.

(9)	Includes the UTi Ordinary Shares registered in the name of a holding company indirectly controlled by Mr. Wessels. Also includes the UTi Ordinary Shares which Mr. Wessels has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above.

(10)	This number includes the UTi Ordinary Shares over which Messrs. Wessels, MacFarlane and Thorrington have voting power by virtue of the voting agreements described in footnotes (4) and (5) above.

ELECTION OF DIRECTORS

(Proposal 1)

     Under the Company’s Articles of Association, which provide for a “classified” board of directors, three persons, Alan C. Draper, C. John Langley, Jr., and Allan M. Rosenzweig, have been nominated by the Board of Directors for election at the Annual Meeting to serve a three year term expiring at the annual meeting in 2007 and until their respective successors are duly elected and qualified.

     The Company’s Articles of Association currently provide for a total of nine directors. Currently, there are three Class “B” directors (Peter Thorrington, J. Simon Stubbings and Leon J. Level), whose terms expire at the 2005 annual meeting of shareholders; three Class “C” directors (Roger I. MacFarlane, Matthys J. Wessels and William H. Davidson), whose terms expire at 2006 annual meeting of shareholders; and three Class “A” directors (Messrs. Draper, Langley and Rosenzweig), whose terms expire at the Annual Meeting. Mr. Thorrington has announced his intention to resign from the Board of Directors at the end of the Annual Meeting.

     Each of the nominees presently serves as a Class “A” director and has served continuously as a director of the Company since the date indicated in his biography below. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors.

     Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the three nominees listed below. The Board of Directors unanimously recommends a vote for the election of Messrs. Draper, Langley and Rosenzweig as Class “A” directors.

Information About Class “A” Director Nominees

     The following table sets forth information regarding the three nominees, including age on the date of the Annual Meeting and business experience during the past five years.

		Director
Name	Age	Since	Principal Occupation and Other Information
Alan C. Draper	51	1995	Alan C. Draper has served as our President-Asia Pacific Region since January 1996, an Executive Vice President since May 2000 and a director since our formation in 1995. From 1994 to 1996, Mr. Draper served as the Senior Vice President Finance of one of our predecessor corporations. From 1990 to 1994, Mr. Draper served as the President of Transtec Ocean Express Company, an international ocean freight forwarding company, which was also one of our predecessors. From 1987 to 1990, Mr. Draper served as the Managing Director of BAX Global (UK). From 1983 to 1987, Mr. Draper served in various executive capacities for WTC International N.V. Mr. Draper, as a Rhodes Scholar, graduated with a Masters of Philosophy from Oxford University and an Alpha Beta pass. Mr. Draper received a Bachelor of Commerce degree from the University of Natal and is a qualified chartered accountant in South Africa.

C. John Langley, Jr.	58	2003	C. John Langley, Jr. has served as a director and a member of our audit committee since December 2003. Dr. Langley is a professor of supply chain management and director of supply chain executive programs for The Logistics Institute at the Georgia Institute of Technology. Prior to his September 2001 appointment with Georgia Tech, Dr. Langley served as a professor at the University of Tennessee from September 1973, where most recently he was the Dove Distinguished Professor of Logistics and Transportation. Dr. Langley is a director of Forward Air Corporation. Dr. Langley received his Ph.D. from Pennsylvania State University.

Allan M. Rosenzweig	49	2000	Allan M. Rosenzweig is a member of our audit and compensation committees. Mr. Rosenzweig has been an Executive Vice President of Active International since January 2004. Mr. Rosenzweig served as Group Director — Corporate Finance of MIH Limited from 1996 to August 2002 and served as a director of MIH Limited from October 1997 to August 2002. From August 2002 to December 2003, Mr. Rosenzweig served as an independent consultant, although he did not provide any consulting services to the Company. Mr. Rosenzweig also serves as a director of Brait S.A., a company listed on the London Stock Exchange, Luxembourg Stock Exchange and Johannesburg Stock Exchange. From 1986 to 1996, Mr. Rosenzweig was the managing director of Intertax (Pty) Ltd., an international tax consultancy firm. Mr. Rosenzweig received a B.A., L.L.B. and H. Dip. Tax Law from the University of the Witwatersand in Johannesburg.

Information About Directors Whose Terms Continue

     The following table sets forth similar information regarding the members of the Board of Directors who are designated either Class “B” or Class “C” Directors and are continuing in office as directors of the Company:

Class “B” Directors – Terms Expiring at 2005 Annual Meeting

		Director
Name	Age	Since	Principal Occupation and Other Information
Peter Thorrington	58	1995	Peter Thorrington served as our President and Chief Operating Officer from May 2000 until May 2004 and has been a director since our formation in 1995. From 1995 to April 2000, Mr. Thorrington served as our Chief Executive Officer of the European Region and was responsible for overseeing our operations in Europe. From 1993 to 1995, Mr. Thorrington served as the Chief Executive of the European Division of one of our predecessor corporations, and was responsible for overseeing its operations in Europe. From 1987 to 1993, Mr. Thorrington served in various executive capacities, including Joint Chief Executive of BAX Global. From 1983 to 1987, Mr. Thorrington served as a director and held various executive positions, including President, for WTC International N.V. Mr. Thorrington received a Bachelor of Science degree from the University of Natal and an M.B.A. from the University of Cape Town. Mr. Thorrington will resign as a director at the end of the Annual Meeting and has announced his intention to retire as our President and Chief Operating Officer during the current fiscal year.

J. Simon Stubbings	59	1998	J. Simon Stubbings is a member of our compensation committee and was appointed as the non-executive Chairman of the Board in May 2004. Since 1997, Mr. Stubbings has been self-employed as a consultant providing legal services. Since August 1999, Mr. Stubbings has served as a non-executive director of Hitachi Credit (UK) PLC, a company listed on the London Stock Exchange. From 1993 to 1997, Mr. Stubbings served as the managing partner for Theodore Goddard, a law firm in London, England. Mr. Stubbings received an Honors Degree in History and Political Science from the University of Dublin. Mr. Stubbings qualified as a solicitor in England and Wales in 1972.

Leon J. Level	63	2001	Leon J. Level is a member of our audit and compensation committees. Mr. Level has been the Vice President, Chief Financial Officer and a director of Computer Sciences Corporation, a New York Stock Exchange listed company, since 1989. From 1981 to 1989, Mr. Level served as Vice President and Treasurer for Unisys Corporation (formerly Burroughs Corporation), and Mr. Level also served as Chairman of Unisys Finance Corporation. From 1971 to 1981, he served in a variety of financial positions with The Bendix Corporation, including Assistant Corporate Controller and Executive Director. Mr. Level is a Certified Public Accountant and began his career in 1963 at Deloitte & Touche LLP (formerly Haskins & Sells), rising to the level of Principal. He holds both B.B.A. and M.B.A. degrees from the University of Michigan.

Class “C” Directors- Term Expiring at 2006 Annual Meeting

		Director
Name	Age	Since	Principal Occupation and Other Information
Roger I. MacFarlane	59	1995	Roger I. MacFarlane has served as our and has been a director since our formation in 1995. From 1995 to April 2000, Mr. MacFarlane served as our Chief Executive Officer of the Americas Region and was responsible for overseeing our operations in North and South America. From 1993 to 1995, Mr. MacFarlane served as the Chief Executive Officer of the Americas Division of one of our predecessor corporations, and was responsible for overseeing its operations in North and South America. From 1987 to 1993, Mr. MacFarlane served in various executive capacities, including Joint Chief Executive, for BAX Global, an international freight forwarder and a subsidiary of The Pittston Company, a New York Stock Exchange traded company. From 1983 to 1987, Mr. MacFarlane served as a director and held various executive positions, including Chief Executive Officer, for WTC International N.V., an international freight forwarder and an American Stock Exchange traded company. Mr. MacFarlane received a Bachelor of Arts degree and an L.L.B. degree from the University of Cape Town.

Matthys J. Wessels	59	1995	Matthys J. Wessels was appointed as Vice Chairman of the Board of Directors in May 2004. Prior to that Mr. Wessels served as our Chairman of the Board of Directors from January 1999 until May 2004 and has been our Chief Executive Officer - African Region and a director since our formation in 1995. Mr. Wessels served as our Chief Executive Officer from 1998 to April 2000. Since 1987, Mr. Wessels has served as the chairman for United Service Technologies Limited, a publicly listed company in South Africa and a substantial holder of our ordinary shares. From 1984 to 1987, Mr. Wessels served in various executive capacities for WTC International N.V. When the South African interests of WTC International N.V. were separated from its other operations in 1987, Mr. Wessels continued as the Chief Executive Officer of the South African operations until these operations were combined with United Service Technologies Limited later that year. Mr. Wessels received a Bachelor of Science degree from the University of Natal and an M.B.A. from the University of Cape Town.

William H. Davidson	52	2001	William H. Davidson served as a tenured Professor of Management at the Marshall School of Business, University of Southern California from 1988 to 1997. Since 1984, Dr. Davidson has been president of MESA Research, a management consulting firm which he founded. Dr. Davidson held leadership responsibilities in Deloitte & Touche LLP’s telecom and media management consulting practice from 1996 to 1998. Thereafter, Dr. Davidson returned to MESA Research. Dr. Davidson earned an A.B. in economics, an M.B.A. and a doctorate in business administration, all from Harvard University.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND COMMITTEES OF THE BOARD

Meetings of the Board and its Committees

     The Board of Directors manages our business. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Compensation Committee and a Management Committee whose functions are briefly described below.

     During the fiscal year ended January 31, 2004 (the “Fiscal Year” or “Fiscal 2004”), the Board of Directors met four times.

     Audit Committee. The Audit Committee provides oversight of the (a) accounting and financial reporting process, (b) audits of the Company’s financial statements, (c) the Company’s compliance with certain legal and regulatory requirements, (d) the Company’s internal audit function and (e) the Company’s system of disclosure controls and internal controls. The Audit Committee evaluates the performance of the independent auditors, and appoints, retains, and where appropriate, replaces the independent auditors. The Audit Committee also reviews with management and the Company’s independent auditors the Company’s interim and year-end financial statements, discusses with management and the independent auditors any significant accounting and reporting issues and conformance of the Company’s financial statements with applicable accounting and regulatory requirements. The members of the Audit Committee are Messrs. Level, who chairs the committee, Langley and Rosenzweig. The Board has determined that each member of the Audit Committee is independent, as defined in Rule 4200(a)(14) of the Nasdaq Stock Market Marketplace Rules (the “Nasdaq Rules”) and under Rule 10A-3 promulgated by the Securities and Exchange Commission. The Board of Directors has determined that each of Messrs. Level and Rosenzweig is an audit committee financial expert for purposes of the rules and regulations of the SEC. The Audit Committee met 11 times during Fiscal 2004. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is set forth as Appendix A to this Proxy Statement.

     Compensation Committee. The Compensation Committee is responsible for determining, either alone or with the other independent directors, or recommending to the Board the compensation of the Company’s Chief Executive Officer, executive officers and certain other key employees. In addition, the Compensation Committee recommends general guidelines for compensating other selected employees of the Company. The members of the Compensation Committee are Messrs. Level, Rosenzweig and Stubbings who chairs the committee. The Board has determined that each member of the Compensation Committee is an independent director as defined in the Nasdaq Rules. The Compensation Committee met four times during the Fiscal Year.

     Management Committee. The Management Committee is responsible for the effective and successful management of the Company within the authority delegated to it from time to time by the Board. The Management Committee is empowered to act when the Board of Directors is not in session within the specific powers and limitations prescribed by the entire Board. The members of the Management Committee are Messrs. Draper, MacFarlane, Thorrington and Wessels. The Management Committee met several times throughout the Fiscal Year, including telephonic and informal meetings.

     Each of the incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which he served during the Fiscal Year, and in Dr. Langley’s case, since he joined the Board in December 2003.

Governance

     Director Independence. The Board of Directors has determined that the following directors are “independent” as defined in the Nasdaq Rules: Messrs. Langley, Level, Rosenzweig and Stubbings. The Company has a staggered board. As such, pursuant to Rule 4350(a)(5) of the Nasdaq Rules, with the exception of the Audit Committee requirements, the Company has until its annual meeting of stockholders in 2005 to fully implement all of the new Nasdaq requirements relating to board composition.

     Director Nominations. Although the Company does not currently have a standing nominating committee, the nominees for Class “A” directors were recommended to the entire Board by Messrs. Langley, Level, Rosenzweig and Stubbings, the Company’s independent directors, in accordance with the Nasdaq Rules. In light of their experience on the Board, the Board believed that the independent directors were able to evaluate the qualifications and performance of the nominees and to serve as an informal ad hoc nominating committee for purposes of the Annual Meeting.

     During Fiscal 2005 the Company intends to establish a Nominations and Corporate Governance Committee which will (i) select or recommend nominees for election to the Board of Directors, (ii) monitor and assess compliance of the Company’s management and the Board of Directors, including committees thereof, with all corporate governance requirements applicable to the Company, and (iii) recommend procedures for maintaining and/or improving such corporate governance of the Company to maintain shareholder confidence in the Company. Once established, the committee will operate pursuant to a charter which will be posted in the “Corporate Governance” section of the Company’s website, www.go2uti.com. Information on the Company’s website, however, does not form a part of this Proxy Statement.

     The Company has not received director candidate recommendations from its shareholders in the past and does not currently have a formal policy regarding consideration of such recommendations. However, it is anticipated that any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. The Company has not yet adopted a policy with respect to minimum qualifications for board members. However, it is anticipated that the Nominations and Corporate Governance Committee, once formed, will consider specific guidelines for membership to the Board.

     In the past the Company has engaged third-party search firms to identify potential director candidates, and the Board has authorized commencing a search using a search firm to assist in locating a new independent director to fill the vacancy to be created by Mr. Thorrington’s resignation effective at the end of the Meeting.

     Shareholder Communication with Board Members. The Board has implemented a process by which shareholders may send written communications directly to the attention of the Board or any individual director. The Company maintains contact information for its directors, both address and email, on its website, www.go2uti.com, under the heading “Corporate Governance”. By following the instructions, a shareholder will be given access to the Company’s mailing address and a link for providing email correspondence to Board members. Information on the Company’s website, however, does not form a part of this Proxy Statement. Shareholders who wish to communicate with the Board may also write to the Corporate Secretary, UTi Worldwide Inc., c/o UTi, Services, Inc., 19443 Laurel Park Road, Suite 111, Rancho Dominguez, CA 90220, USA.

     Board Member Attendance at Annual Meetings. The Company’s policy is to encourage its directors to attend the annual meetings; however, given the wide geographic dispersion of the directors, the Company does not require attendance of the directors at Annual Meetings. One director attended the 2003 annual meeting.

Compensation of Directors

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

     Cash Compensation. During Fiscal 2004, each non-employee director received an annual retainer of $30,000 for service on the Board and $5,000 for service on each Board committee, except in the case of the Audit Committee whose members received $7,500 for service on the committee. In addition, non-employee directors received meeting fees of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by phone.

     In light of a study performed by an independent third-party benefits consulting firm which found that the Company’s compensation of non-employee directors was not in line with that of the Company’s peer group of companies, beginning in May 2004 the Company changed the compensation paid to its non-employee directors. Mr. Stubbings, as the non-executive Chairman of the Board, will receive a total annual retainer of $75,000 and will not be entitled to receive any additional retainers for serving as the chairperson of any Board committees. Each of the other non-employee directors will receive an annual retainer of $35,000 for service on the board. The chairpersons of the Audit and Compensation Committees will receive an annual retainer of $12,000 and $7,000, respectively. The other members of those committees will receive annual retainers of $7,000 and $3,000, respectively. In addition, non-employee directors will receive meeting fees of $2,000 for each in-person Board meeting, $1,000 for each meeting attended by telephone and $1,000 for each committee meeting.

     In addition to their directors’ fees, Mr. Stubbings was paid $49,750 and Mr. Davidson’s consulting firm was paid $54,816 for consulting services rendered during Fiscal 2004. Mr. Stubbings no longer renders consulting services to the Company and the Company no longer pays him consulting fees. The consulting services rendered by Mr. Davidson’s consulting firm are terminable at will.

     Non-Employee Directors Share Option Plan. The Company’s Non-Employee Directors Share Option Plan (the “Directors Option Plan”) provides that the Company shall grant options to purchase Ordinary Shares to its non-employee directors. Under this plan, Mr. Stubbings received an initial grant of options to purchase 3,000 shares, and Dr. Davidson, Dr. Langley, Mr. Level and Mr. Rosenzweig each received an initial grant of options to purchase 15,000 shares when they joined the Board. As new non-employee directors are added to our board under this plan, they will receive on the day they join the board an initial grant of options to purchase 15,000 ordinary shares. The plan also provides that each non-employee director is to receive options to purchase 3,000 ordinary shares on the date of each of our annual meetings, excluding the annual meeting in the year the director joined the board.

     Options granted under the Directors Option Plan vest in three annual increments, beginning one year from the grant date. The option exercise price is equal to the fair market value of the underlying ordinary shares as of the grant date. As of January 31, 2004, options to purchase 93,000 ordinary shares with option exercise prices ranging from $15.92 to $35.78 per share had been granted under the plan. If Proposal 2 concerning the 2004 UTi Worldwide Inc. Non-Employee Director Share Incentive Plan (the “2004 Directors Incentive Plan”) is approved by the shareholders at the meeting, then the non-employee directors will not receive any additional options under the Directors Option Plan.

APPROVAL OF THE UTi WORLDWIDE INC.
2004 NON-EMPLOYEE DIRECTORS SHARE INCENTIVE PLAN
(Proposal 2)

Background

     The Board of Directors has adopted, subject to shareholder approval, the UTi Worldwide Inc. 2004 Non-Employee Directors Share Incentive Plan (the “2004 Directors Incentive Plan”). A study performed by an independent third-party benefits consulting firm found that the total compensation offered to the Company’s non-employee directors was not in line with the total compensation offered to the non-employee directors of the Company’s peer group of companies, including the equity compensation offered to the non-employee directors under the existing Directors Stock Option Plan. Consequently, the Board of Directors is proposing that the 2004 Directors Incentive Plan be approved at the Annual Meeting.

     If the 2004 Directors Incentive Plan is approved, 200,000 Ordinary Shares (subject to adjustment as provided for in the plan) will initially be available for issuance under the plan to the Company’s non-employee directors pursuant to the following types of awards: restricted shares, restricted share units, elective grants and deferred share units (collectively, the “Awards”). If the 2004 Directors Incentive Plan is approved by the shareholders, the Board intends to cause the Ordinary Shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at the Company’s expense.

     As of May 14, 2004, options to purchase 93,000 Ordinary Shares had been awarded and not cancelled under the Directors Option Plan. Of such options, options to purchase 18,000 Ordinary Shares had been exercised and options to purchase 75,000 Ordinary Shares with a weighted average exercise price of $23.12 per share were outstanding. Three hundred seven thousand (307,000) Ordinary Shares remain available for future option grants under the plan. If the 2004 Directors Incentive Plan is approved by the shareholders at the Annual Meeting, then the Board of Directors has determined that no further option grants will be made pursuant to the Directors Option Plan. However, the options to purchase 75,000 Ordinary Shares previously granted under the Directors Option Plan will remain outstanding. If, however, the 2004 Directors Incentive Plan is not approved by the shareholders at the Annual Meeting, then options will continue to be granted under the existing Directors Option Plan, including options pursuant to such plan at the Meeting.

     The Board of Directors unanimously recommends that the Company’s shareholders vote for approval of the UTi Worldwide Inc. 2004 Non-Employee Directors Share Incentive Plan. The affirmative vote of the holders of a majority of the Ordinary Shares present in person or by proxy at the Annual Meeting and voting on the proposal is required for approval of this proposal.

Summary of the 2004 Directors Incentive Plan

     The 2004 Directors Incentive Plan is set forth in full as Appendix B to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the 2004 Directors Incentive Plan.

Purpose

     The purpose of the 2004 Directors Incentive Plan is to encourage increased share ownership by the non-employee directors of the Company and its subsidiaries, to enhance the Company’s ability to attract and retain the services of experienced, able and knowledgeable individuals to serve as directors and to provide additional incentives for non-employee directors to contribute their best efforts to the Company’s success.

Shares Subject to the 2004 Directors Incentive Plan

     The 2004 Directors Incentive Plan provides that 200,000 Ordinary Shares may be issued pursuant to Awards granted under the plan. The number of Ordinary Shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2004 Directors Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events. The Ordinary Shares subject to any Award that is terminated, forfeited, cancelled or otherwise expires, will again be available for subsequent Awards.

Administration

     Either the Board of Directors or a committee appointed by the Board and consisting of at least two non-employee directors will administer the 2004 Directors Incentive Plan. The Board of Directors and any committee exercising discretion under the plan from time to time are referred to herein as the “Board.” Subject to the terms of the plan, the Board has express authority to determine the terms and conditions of Awards. The Board has broad discretion to prescribe, amend, and rescind rules relating to the 2004 Directors Incentive Plan, to interpret and construe the plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the plan.

Eligibility

     In order to be eligible to receive Awards under the 2004 Directors Incentive Plan, an individual must be a director of the Company who is not and has not been an employee of the Company or any of its subsidiaries during the 12 months preceding the date on which an Award is to be granted (an “Eligible Director”). As of the date of this proxy statement, the Company has five Eligible Directors.

Restricted Shares and Restricted Share Units

     On the date that each person first becomes Eligible Director, such Eligible Director shall be entitled to receive an initial award (“Initial Award”) of either restricted share units (or, if determined by the Board restricted shares). The number of either restricted share units or restricted shares contained in Initial Award shall be determined by dividing $65,000 or such other amount as determined by the Board in its sole discretion from time to time, by the then fair market value of the Ordinary Shares on the grant date, subject to proration as provided for in the plan. Initial Awards generally vest and become non-forfeitable on the date immediately proceeding the annual meeting of the shareholders which follows the grant date of the initial award, provided that the Eligible Director is then serving as a Eligible Director on such date.

     In addition, on the date of each annual meeting, commencing with the Annual Meeting (if the plan is approved by the Company’s shareholders), the Company will grant to each Eligible Director as of such date an award (an “Automatic Award”) of that number of restricted share units (or, if determined by the Board restricted shares) determined by dividing $65,000 or such other amount as determined by the Board in its sole discretion from time to time, by the fair market value of the Ordinary Shares on the grant date provided that an Eligible Director continues as a director after the annual meeting. However, if an Eligible Director received an initial grant of options under the Directors Option Plan within 12 months of the annual meeting at which the 2004 Directors Plan is approved by the Company’s shareholders, then such Eligible Director will not receive an Automatic Award at such annual meeting. Automatic Awards become vested and non-forfeitable on the date immediately proceeding the annual meeting which follows the annual meeting at which such award was made, provided that on such date Eligible Director is then an Eligible Director. If the plan is approved by the shareholders at the Annual Meeting, then each of the Company’s non-employee directors, excluding Dr. Langley who received an option grant to purchase 15,000 Ordinary Shares pursuant to the Company’s existing Directors Option Plan, will receive an Automatic Award on such date.

     The plan also provides “Chairman Awards” to be granted to the Company’s Chairman of the Board if the Chairman of the Board is then an Eligible Director, at each annual meeting, commencing with the annual meeting at which this Plan is first approved by the shareholders. The number of restricted share units (or, if determined by the Board, restricted shares) which are part of a Chairman Award is determined by dividing $12,000 or such other amount as determined by the Board in its sole discretion from time to time, by the fair market value of the Ordinary Shares on the grant date, provided that such person continues be both an Eligible Director and Chairman of the Board after such annual meeting. Chairman Awards are in addition to any Initial Awards or Automatic Awards which an Eligible Director may otherwise be entitled to receive under the 2004 Directors Incentive Plan. Chairman Awards vest on the date immediately preceding the annual meeting which follows the annual meeting on which such award is made, provided that the Eligible Director continues to serve as Chairman of the Board. If the plan is approved by the shareholders at the Meeting, then Mr. Stubbings will receive a Chairman Award on such date.

     In the event that the date of an annual meeting is delayed by more than 30 days from the anniversary of the prior annual meeting, then the Initial Awards, the Automatic Awards and the Chairman Awards shall become vested and non-forfeitable on such thirtieth day. Upon a Change of Control (as defined in the plan), outstanding Initial Awards, Automatic Awards and Chairman Awards shall become vested and non-forfeitable. Furthermore, outstanding Initial Awards, Automatic Awards and Chairman Awards shall vest and become non-forfeitable upon an Eligible Director’s death or such other circumstances as the Board may determine.

     If an Eligible Director, who has received restricted share units, provides the Company with written notice of his or her intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, (the “Code”) with respect to the Ordinary Shares subject to the restricted share units, the Board may in its discretion, convert the Eligible Director’s restricted stock units into restricted shares on a one-for-one basis. Any such restricted shares issued shall vest in accordance with the vesting terms described above.

     If cash dividends are declared and paid on outstanding Ordinary Shares, the Board in its discretion may provide in the written agreement evidencing the Award (the “Award Agreement”) that an Eligible Director holding restricted shares will receive all or a portion of the cash dividends payable on such shares, and in the case of restricted share units an amount equal to the per share cash dividend otherwise paid on outstanding Ordinary Shares on the number of restricted share units held by the Eligible Director.

Elective Grants

     An Eligible Director may elect to receive up to 100% (in increments of 5%) of the fees the Eligible Director receives for service on the Board during the quarter (the “Quarterly Compensation”) in the form of Ordinary Shares. If an Eligible Director makes such an election, then the Eligible Director will receive that number of shares equal to his or her Quarterly Compensation earned during the fiscal quarter subject to the election divided by the fair market value of the Ordinary Shares on the last day of the of the fiscal quarter.

Deferred Share Units

     An Eligible Director may irrevocably elect to defer the receipt of restricted shares for which an election has not been made pursuant to Section 83(b) of the Code, Ordinary Shares subject to restricted share units and Quarterly Compensation, and in lieu thereof to have the Company credit an internal account with deferred share units, which will be 100% vested at all times. The deferred share units do not have voting rights and constitute an unsecured promise of the Company to pay benefits as they become due. The number of deferred share units that an Eligible Director will receive is equal to the number of restricted shares or restricted share units deferred by the Eligible Director and the Eligible Director’s deferred Quarterly

     Compensation divided by the fair market value of the Ordinary Shares on the last day of the fiscal quarter for which compensation has been deferred.

     The Company will provide an Eligible Director with one Ordinary Share for each deferred share unit in three substantially equal annual installments that are issued before the last day of each of the three calendar years that end after the date on which the Eligible Director’s membership on the Board terminates unless an Eligible Director elects a different distribution schedule. Upon the occurrence of a Change of Control, the Company will issue one Ordinary Share for each deferred share unit held upon the occurrence of the Change of Control unless an Eligible Director elects a different distribution schedule. In the event an Eligible Director suffers an unforeseeable hardship beyond the control of the Eligible Director, the Eligible Director may apply to the Company for an immediate distribution of all or a portion of the Eligible Director’s deferred share units.

     If cash dividends are declared and paid on outstanding Ordinary Shares, the Board in its sole discretion may provide that an amount equal to all or a portion of the per share cash dividend otherwise paid on the outstanding shares be paid to the deferring director on the number of deferred share units credited to the director’s account.

Income Tax Withholding

     Any distribution of Ordinary Shares pursuant to the 2004 Directors Incentive Plan is subject to withholding of state and federal income taxes, or other taxes to the extent required by applicable law. In the discretion of the Board, an Eligible Director may satisfy the applicable withholding and employment tax obligations associated with an Award by surrendering to the Company Ordinary Shares that have a fair market value equal to the amount required to be withheld.

Transferability

     Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Board permits lifetime transfers to charitable institutions, certain family members, or related trusts.

Rights as a Shareholder

     Prior to the issuance of Ordinary Shares pursuant to an Award, an Eligible Director (or his or her transferee) will not have the right to vote or any other rights as a shareholder with respect to the Ordinary Shares underlying an Award.

Certain Corporate Transactions

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of voting ordinary shares of the Company occurs, the number and kind of shares covered by each outstanding Award and the number and kind of shares that have been authorized for issuance under the 2004 Directors Incentive Plan shall be automatically adjusted as may be required in order to prevent an unfavorable effect upon the value of the shares or units covered by the then outstanding Awards and shares or units covered by Awards subsequently granted.

Term; Amendments and Termination

     The term of the 2004 Directors Incentive Plan is ten years from the date it was approved by the Company’s shareholders. The Board may from time to time, amend, alter, suspend, discontinue, or terminate the 2004 Directors Incentive Plan; provided that no amendment, suspension, or termination of the 2004 Directors Incentive Plan shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the Eligible Director, or the Board determines that the amendment or modification is for the purpose of satisfying the requirements of any changes in applicable laws or regulations or to avoid or minimize adverse tax consequences to Eligible Directors.

Expected Tax Consequences

     The following is a brief summary of certain tax consequences of certain transactions under the 2004 Directors Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

United States Tax Laws

     Under the Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Eligible Directors recognize pursuant to Awards. In general, an Eligible Director will not recognize income at the time of grant of restricted shares, restricted share units or deferred share units, unless the Eligible Director elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, an Eligible Director would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Eligible Director pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, an Eligible Director must recognize taxable compensation income equal to the value of any Ordinary Shares that the Eligible Director receives when the Award vests.

     Under certain circumstances, the accelerated vesting or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Eligible Director may be subject to a 20% excise tax and the Company may be denied a tax deduction.

General Tax Law Considerations

     The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of Awards under the 2004 Directors Incentive Plan as of the date of this Proxy Statement. Participants in the 2004 Directors Incentive Plan should review the current tax treatment with their individual tax advisors at the time of grant or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

     If the 2004 Directors Incentive Plan is approved by the shareholders at the Annual Meeting, Messrs. Davidson, Level, Rosenzweig and Stubbings will each receive an Automatic Award at the Annual Meeting, and Mr. Stubbings will also receive a Chairman Award at the Annual Meeting. The total dollar value of such Awards is expected to aggregate $272,000 and the number of restricted share units (or restricted shares) to be granted will be determined by dividing $65,000 in the case of each of the four Automatic Awards and $12,000 in the case of the Chairman Award by the fair market value of the Ordinary Shares on the date of the Annual Meeting. Other than these specific Awards, other Awards under the 2004 Directors Incentive Plan are not determinable.

INDEPENDENT AUDITORS

     The Audit Committee has selected the firm of Deloitte & Touche LLP (“Deloitte”) to act as independent auditors for the fiscal year ending January 31, 2005. The Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. Deloitte has served as independent auditors for the Company since 1993. Deloitte has advised the Company that it has no direct or indirect financial interest in the Company. Representatives of Deloitte are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Relationship of the Company with Independent Auditors

Fees for professional services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates in fiscal years 2004 and 2003 were as follows:

	FY2004	FY2003
Audit Fees (1)	$2,229,199	$2,199,359
Audit-Related Fees (2)	119,680	40,000
Tax Fees (3)	131,521	123,240
All Other Fees	726	0

	$2,481,126	$2,362,599

(1)	Audit fees principally reflect fees associated with the audit of the Company’s consolidated annual financial statements and for review of the Company’s consolidated interim financial statements included in the Company’s filings and submissions to the SEC.

(2)	For fiscal year 2004, audit-related fees include $65,000 for Sarbanes-Oxley 404 related advisory services, $20,000 for employee benefit plan audits, $30,000 for information systems reviews and $4,680 for accounting research. For fiscal year 2003, audit-related fees include $20,000 for accounting research and $20,000 for employee benefit plan audits.

(3)	Includes fees for tax compliance, tax advice and tax planning.

     The Audit Committee pre-approved all services described above for Fiscal 2004, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of Deloitte. The Audit Committee requires that each service provided by Deloitte be pre-approved by the committee.

Report of the Audit Committee

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 31, 2004 with the Company’s management. The Audit Committee has discussed with Deloitte, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Deloitte with that firm.

     Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004 for filing with the SEC.

Submitted by the Audit Committee:

Leon J. Level
C. John Langley, Jr.
Allan M. Rosenzweig

COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses information regarding compensation earned during the last three fiscal years by Mr. MacFarlane, the Company’s Chief Executive Officer, and the four most highly-compensated executive officers of the Company, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 2004 and whose salary and bonus exceeded $100,000. We refer to all of these officers as the “Named Executive Officers.” The compensation information for individuals residing outside the United States has been converted into US dollars using the average exchange rate for the applicable fiscal year.

Summary Compensation Table

				Long-Term
		Annual		Compensation
		Compensation(1)		Awards
				Securities
	Fiscal			Underlying	All Other
	Year	Salary ($)	Bonus ($)(2)	Options (#)	Compensation (#)(3)
Roger I. MacFarlane	2004	409,327	155,000	—	4,368
Chief Executive	2003	346,154	240,000	60,000	5,552
Officer	2002	375,000	—	—	8,336

Peter Thorrington	2004	409,327	155,000	—	6,000
President and Chief	2003	346,154	240,000	60,000	6,649
Operating Officer	2002	375,000	—	—	8,120

Alan C. Draper	2004	390,774	200,000	—	36,069
Executive Vice	2003	260,536	240,000	60,000	26,054
President and	2002	243,354	—	—	24,335
President-Asia Pacific Region

Matthys J. Wessels	2004	255,576	155,000	—	36,070
Chief Executive	2003	138,374	120,000	60,000	15,426
Officer African	2002	151,399	75,000	—	21,577
Region

Lawrence R. Samuels	2004	230,577	125,000	25,000	6,000
Senior Vice	2003	210,000	70,000	35,000	5,375
President-Finance	2002	200,000	75,000	—	11,058
and Chief Financial Officer

(1)	The amount of prerequisites and other personal benefits received by each of the Named Executive Officers for the years indicated did not exceed the lesser of $50,000 or 10% of the individual’s total annual salary and bonus, which represents the threshold reporting amounts.

(2)	Bonus amounts are disclosed in the fiscal year in which they are paid. Bonus amounts disclosed for Fiscal 2003 for Messrs. MacFarlane, Thorrington and Draper include bonuses based on the 2001 and 2002 fiscal years and which were paid during Fiscal 2003.

(footnotes continue on following page)

(3)	The items reported in this column for Fiscal 2003 represent contributions by the Company to a 401(k) plan for Messrs. MacFarlane, Thorrington and Samuels, and to retirement benefit plans for Messrs. Draper and Wessels.

Stock Options

     Stock Option Grants. The following table shows all stock option grants to the Named Executive Officers during Fiscal 2004.

Option Grants in Last Fiscal Year
Individual Grants
Potential Realizable Value
		Percent of			at Assumed Annual Rates
	Number of	Total			of
	Securities	Options			Stock Price
	Underlying	Granted to			Appreciation for
	Options Granted (#)	Employees in Fiscal	Exercise or Base Price	Expiration	Option Term (2)
Name	(1)	Year	($/Sh)	Date	5% ($)	10% ($)
Roger I. MacFarlane	—	—	—	—	—	—
Peter Thorrington	—	—	—	—	—	—
Alan C. Draper	—	—	—	—	—	—
Matthys J. Wessels	—	—	—	—	—	—
Lawrence R. Samuels	25,000	5.9	33.71	7/30/2013	530,001	1,343,126

(1)	All options to purchase Ordinary Shares were granted under the UTi Worldwide Inc. 2000 Stock Option Plan (the “2000 Option Plan”) with an exercise price equal to fair market value on the date of grant. Such options become exercisable in four equal annual increments commencing one year from the date of grant. All options have a term of ten years, subject to earlier termination in connection with termination of the optionee’s employment. The Administrator of the 2000 Option Plan has broad discretion and authority to construe and interpret the 2000 Option Plan.

(2)	Potential realizable value is based on an assumption that our Ordinary Shares appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Such amounts are based on the assumption that the named persons hold the options for their full term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future share price growth.

     Option Exercises/Fiscal Year End Value. The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers at the end of Fiscal 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options at		Options at
	Shares		Fiscal Year End (#)		Fiscal Year End ($)(2)
	Acquired on	Value
Name	Exercise(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Roger I. MacFarlane	—	—	88,722	69,575	2,319,221	1,661,501
Peter Thorrington	88,722	2,010,468	—	69,575	—	1,661,501
Alan C. Draper	—	—	187,018	102,341	4,757,944	2,474,425
Matthys J. Wessels	—	—	88,722	69,575	2,319,221	1,661,501
Lawrence R. Samuels	—	—	48,068	64,357	1,304,678	1,140,654

(1)	The amounts in this column were calculated using the closing price of the Company’s Ordinary Shares on the date of exercise of the option and the relevant option exercise price.

(2)	The amounts in this column were calculated using the closing market price of the Company’s Ordinary Shares on January 31, 2004 and the relevant option exercise prices.

Employment Agreements

     Our executives serve at the pleasure of the board of directors, subject to the terms of any written agreements. The Company has employment agreements with Messrs. MacFarlane, Wessels, Thorrington and Draper. Under the agreements, each executive agrees to serve as one of our executives and in the other positions which we may reasonably request. The agreements have substantially similar terms except that the annual compensation under the agreements for each executive is different, and Messrs. Wessels and Draper each receive an automobile allowance. Commencing February 1, 2001 and each February 1 thereafter, the employment term under each agreement automatically extends for one additional year. Under the agreements, the executives are entitled to a minimum of twelve months severance in the event we terminate their employment without cause or they resign for good reason. For a period of one year following a change in control, the executives are entitled to 24 months severance if they are terminated without cause or they resign for good reason. In addition, if each executive is still employed by us after the one-year anniversary of a change of control, they are entitled to voluntarily resign and receive 24 months salary as severance. The agreements also contain nondisclosure and nonsolicitation provisions.

     In addition to the agreements described above, certain of the Company’s share option and share purchase plans contain termination or change of control provisions.

Equity Compensation Plan Information

     At a special meeting of shareholders held in February 2004, the Company’s shareholders approved the UTi Worldwide Inc. 2004 Long-Term Incentive Plan (“LTIP”) which provides that 2,000,000 Ordinary Shares (subject to adjustment as provided for in the plan) are available for issuance pursuant to awards granted under the plan. In connection with the approval of the LTIP, the Company reduced the maximum number of shares which may be issued pursuant to options granted under the 2000 Option Plan by 1,300,000.

     The following table sets forth information as of January 31, 2004 regarding the number of Ordinary Shares that may be issued pursuant to the LTIP, the 2000 Option Plan, the 2000 Employee Share Purchase Plan and the Directors Option Plan as if the LTIP had been adopted by the shareholders and the reduction in the number of shares that may be issued under the 2000 Option Plan mentioned above occurred as of January 31, 2004. The Company is presenting the information as adjusted in this manner because the Company believes it provides better disclosure to the Company’s shareholders regarding the securities authorized for issuance under the Company’s equity compensation plans. Each of these plans was approved by the Company’s shareholders. The following table does not include the Ordinary Shares that will become available for awards under the 2004 Directors Incentive Plan if Proposal 2 is approved by the shareholders at the Annual Meeting.

(c)
Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities	Weighted-average	Future Issuance under
	to be Issued upon	Exercise Price of	Equity Compensation
	Exercise of	Outstanding	Plans
	Outstanding Options,	Options, Warrants	(excluding securities
Plan category	Warrants and Rights	and Rights	reflected in column (a))
Equity compensation plans approved by security holders	2,240,969 (1)	$18.55	2,655,430 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,240,969	$18.55	2,655,430

(1)	Of these shares, 2,165,969 were subject to options then outstanding under the 2000 Option Plan and 75,000 were subject to options then outstanding under the Directors Option Plan. There were no outstanding awards under the LTIP, either as of the end of Fiscal 2004 or on the date it was adopted by the shareholders in February 2004. This number does not include the shares that may be purchased under the Company’s Employee Share Purchase Plan at the end of Fiscal 2004.

(2)	Of these shares, 2,000,000 were available for awards which may be granted under the LTIP, 13,387 were available for options which may be granted under the 2000 Option Plan, 307,000 shares were available for options which may be granted under the Directors Option Plan and 335,043 were available for issuance under the Company’s 2000 Employee Share Purchase Plan.

     The amounts in the table and the footnotes above do not include a total of 344,666 Ordinary Shares held as of January 31, 2004 in the two Guernsey Island trusts established for the Union-Transport Inc. Share Incentive Plan (the “Share Incentive Plan”) and the Union-Transport Executive Share Plan (the “Executive Share Plan”). Such shares are presented on the face of the Company’s balance sheet as issued and outstanding, but are excluded by the Company from the denominator when computing basic earnings per share. The Company includes potential dilutive Ordinary Shares in the denominator when computing diluted earnings per share.

     The Share Incentive Plan was approved by the Company’s shareholders in 1997 and provides participants the opportunity to purchase Ordinary Shares held in the trust for this plan. Under this plan, options (offers to purchase) to acquire 89,400 shares with an average weighted exercise price of $9.69 per share were outstanding as of the end of Fiscal 2004. At the end of Fiscal 2004, 17,145 Ordinary Shares remained available for future option grants (offers to purchase) under the Share Incentive Plan.

     The Executive Share Plan was established in 1994 in the form of a Guernsey Island Trust. Although the shares held in the trust were contributed to the trust by what was then the Company’s principal shareholder, the Company’s shareholders never formally took action to approve the Executive Share Plan. Under the Executive Share Plan, a liaison committee consisting of the Company’s Chief Executive Officer and two other individuals makes recommendations to the trustee of the trust as to how options should be granted under this plan. Under this plan, options to purchase a total of 3,876 Ordinary Shares with an exercise price of $3.87 were outstanding at the end of Fiscal 2004. At the end of Fiscal 2004, 234,245 Ordinary Shares remained available for future option grants under this plan. Under the Executive Share Plan, options generally vest in four annual installments of 25% each starting on either the third or fourth anniversaries of the grant date. Options vest only so long as participants remain employees. Until such time as the options have vested, bonuses earned by a participant are to be paid directly to the trust to pay the option exercise price, unless the trustee decides to exempt such bonuses after consultation with the Company. The exercise price is to be set by the trustee with the Company’s consent and cannot be less than 40% of the fair market value of the granted shares on the grant date.

     Since the LTIP was approved by the Company’s shareholders in February 2004, no further option grants (offers to purchase) will be made pursuant to either the Share Incentive Plan or the Executive Share Plan, and the total of 251,390 Ordinary Shares currently available for future option grants which are held in the two trusts are in the process of being returned to and cancelled by the Company. If any awards which are currently outstanding under the Share Incentive Plan or the Executive Share Plan are cancelled or terminated or otherwise forfeited in the future by the participants or optionees, then the trusts administrating those plans will return the shares underlying such awards back to the Company for cancellation. In addition, any funds held in the trusts in excess of expenses are expected to be paid to the Company, and the Executive Share Plan is expected to repay $133,000 of advances made more than five years ago to the plan by UT Holdings.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company’s Board of Directors currently consists of Messrs. Level, Rosenzweig and Stubbings. None of these individuals was an officer or employee of the Company at any time during Fiscal 2004, and none has ever served as an officer of the Company or any of its subsidiaries. Our Compensation Committee is responsible for making determinations regarding salaries, bonuses, option grants and other compensation for the Company’s officers and key employees.

Report of the Compensation Committee

     This report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

General Compensation Philosophy

     The Compensation Committee believes that the Company’s compensation policies should reflect the value created for shareholders by the executives and support the business strategies and long-term plans of the Company. The Compensation Committee reviews and determines the compensation of the Company’s executive officers with this philosophy in mind. The Compensation Committee also takes into account individual performance, the performance of the operations directed by such individual, and the overall corporate performance of the Company.

     The Company’s executive compensation is generally based on the following three components:

•	base salary

•	incentive bonus

•	long-term incentives

     In designing and administering its executive compensation programs, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

Base Salary

     Each executive officer’s base salary is, in general, established on a basis which takes into account the executive’s responsibilities and duties. Base salaries are reviewed periodically and are believed to be generally competitive with other companies of comparable size and complexity within the Company’s industry. The base salaries of individual executives can and do vary based on a number of factors, such as the executive’s experience level and scope of responsibility, current performance, resident country, future potential and overall contribution.

     The employment agreements with each of Messrs. MacFarlane, Wessels, Thorrington and Draper provide that their respective annual salaries may be increased (but not decreased) in the sole discretion of the Board of Directors of the Company.

Incentive Bonuses

     Annual bonuses are determined for the executive officers and other selected senior managers based on the Company’s performance and each executive’s individual performance. The Company’s Management Committee, consisting of Messrs. MacFarlane, Wessels, Thorrington and Draper, makes recommendations to the Compensation Committee with regard to the bonuses for the other executive officers and senior managers. The Compensation Committee, however, retains the ultimate discretion and authority to determine the bonuses payable to all participants, including the members of the Management Committee.

     Bonuses earned by the Company’s executive officers for Fiscal 2003 were paid in Fiscal 2004. These bonuses were based largely on the Company’s overall financial performance, and to a lesser degree, on a subjective evaluation of individual job performance and the achievement of applicable performance targets. For Fiscal 2004, the Compensation Committee authorized a total of $1,205,325 for bonuses to be paid to the Company’s executive officers.

Long-Term Incentives

     Historically, the Compensation Committee utilized stock options as the Company’s key long-term incentive reward program. In general, options granted to executive officers had exercise prices equal to the fair market value of the Company’s common stock on the date of the option grant, vested in four equal annual installments and had a term of 10 years, unless otherwise terminated sooner in accordance with their terms. Awards of stock options were determined by the Compensation Committee with input from the Management Committee. The stock options granted to the Named Executive Officers in Fiscal 2004 are set forth in the table above entitled “Option Grants in Last Fiscal Year.”

     The Company’s LTIP, which was approved by the shareholders in February 2004, provides that 2,000,000 Ordinary Shares (subject to adjustment as provided for in the plan) are available for issuance pursuant to a variety of awards, including options, share appreciation rights, restricted shares, restricted share units, deferred share units and performance-based awards. The Company sought approval of the LTIP since the LTIP provides significantly greater flexibility with respect to the types of awards that may be granted as compared to the other equity-based plans of the Company which are limited to the grant of stock options and offers to purchase shares. The Compensation Committee intends to utilize the flexibility provided under the LTIP when structuring future awards and long-term incentives for the Company’s executive officers and others.

Chief Executive Officer Compensation

     The Company has an employment agreement with Mr. MacFarlane concerning his services as Chief Executive Officer. The agreement provides that he shall be eligible to participate in bonus programs made available to him in accordance with the terms of such plans.

     The Compensation Committee periodically reviews the annual base salary of the Company’s executive officers, including the base salary of the Chief Executive Officer. In Fiscal 2004, Mr. MacFarlane’s annual base salary was increased to approximately $400,000 and Mr. MacFarlane received a bonus of $155,000 based on the Company’s performance in the 2003 fiscal year. For the current fiscal year, Mr. MacFarlane’s annual base salary was increased to $425,000 and Mr. MacFarlane was awarded a bonus of $205,000 based on the Company’s performance during Fiscal 2004 and his achievement of certain key objectives in relation thereto. Based on his performance during Fiscal 2004, Mr. MacFarlane was also recently granted options to purchase a total of 26,650 shares at an exercise price of $45.30 per share. Mr. MacFarlane did not receive any options during Fiscal 2004.

     In determining, Mr. MacFarlane’s current base salary and his bonus and option awards, the Compensation Committee assessed Mr. MacFarlane’s performance against the following objectives for Fiscal 2004:

•	providing strategic leadership;

•	supporting the delivery of financial performance throughout the Company;

•	maintaining the Company’s market recognition;

•	strengthening the Company’s corporate governance; and

•	establishing a long-term succession plan for senior management.

Tax Law Limits On Executive Compensation

     Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance criteria related to such compensation are specified in detail and the shareholders have approved the compensation arrangements. The Company is incorporated in the British Virgin Islands and believes it may not be subject to Section 162(m). To the extent compensation is paid by its United States subsidiaries, such subsidiaries may in certain circumstances be subject to Section 162(m). The Board will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Board is prepared, if it deems appropriate, to enter into compensation arrangements or pay compensation under which payments may not be deductible under Section 162(m), and such deductibility will not be the sole factor used by the Board in ascertaining appropriate levels or modes of compensation.

     In Fiscal 2004, since no executive officer of the Company was expected to earn compensation of $1,000,000 or more (as calculated under Section 162(m)), the Company did not take steps to avail itself of all potential deductions for executive officer compensation in excess of $1,000,000.

Submitted by the Compensation Committee:

Leon J. Level
Allan M. Rosenzweig
J. Simon Stubbings

Performance Graph

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following graph compares the cumulative total shareholder return on the Company’s Ordinary Shares for the period beginning when the Ordinary Shares were first registered under Section 12 of the Exchange Act (November 2, 2000) through January 31, 2004 with the cumulative total return on (a) the NASDAQ Market Index and (b) the NASDAQ Transportation Index. The graph assumes $100 was invested in the Company’s Ordinary Shares and in each of the indices shown and assumes that all of the dividends were reinvested.

     The comparisons in this table are required by the SEC and, therefore, are not intended to forecast or be indicative of possible future performance of our Ordinary Shares.

Description	11/02/00	01/31/01	01/31/02	01/31/03	01/31/04
UTi Worldwide Inc.	100	98	101	137	239
Nasdaq Stock Market	100	80	56	39	61
Nasdaq Transportation Index	100	110	129	114	167

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Pursuant to an amended and restated registration rights agreement, PTR Holdings and UT Holdings, the holders of approximately 3,104,500 Ordinary Shares, are entitled to rights with respect to the registration of such shares under the Securities Act of 1933. Messrs. MacFarlane, Wessels and Thorrington have interests in these two companies. Under the agreement, in the event the Company elects to register any of its Ordinary Shares for specified purposes, the holders of the shares are entitled to include their Ordinary Shares in the registration. Such holders are also entitled to demand registration rights pursuant to which they may require the Company to file a registration statement under the Securities Act of 1933 with respect to their Ordinary Shares. All expenses in connection with any registration, other than the underwriting discount and commissions, are to be paid by the Company.

     During Fiscal 2004, Walter Mapham, Peter Thorrington’s brother-in-law, was employed by the Company as Director of Strategic Services. Mr. Mapham was paid an aggregate salary and bonus of $210,493 for his services during the Fiscal 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by the Company and written representations received from the Company’s directors and officers, the Company, believes that all reports, required to be filed under Section 16(a) were filed on a timely basis for the fiscal year ended January 31, 2004, except that Mr. Hextall was late in filing Form 4’s relating to his exercise of options to purchase shares in September, October and November 2003. The Form 4’s relating to these option exercises were filed in February 2004 and in May 2004. In addition, Messrs. Davidson, Level, Rosenzweig and Stubbings each filed a Form 4 on July 31, 2003 disclosing their receipt of options to purchase Ordinary Shares under the Directors Option Plan, although such forms should have been filed on or before July 2, 2003. Furthermore, Mr. Davidson inadvertently failed to timely file a Form 4 for a transaction involving Ordinary Shares occurring in December 2003. In May 2004, Mr. Davidson filed a Form 4 to report this transaction as well as a Form 3 amending his original Form 3 filing.

CODE OF CONDUCT

     The Company has adopted a Code of Conduct and Ethics that applies to its executive officers, including the chief executive officer and the chief financial officer. The full text of the code is published on the Company’s web site at www.go2uti.com in the “Corporate Governance” section. In the event that the Company makes any amendments to, or grants any waivers of, a provision of the Code of Ethics applicable to its principal executive officer, principal financial officer or principal accounting officer, the Company intends to disclose such amendment or waiver on its website. Information on the Company’s website, however, does not form a part of this Proxy Statement.

SUBMISSION OF SHAREHOLDER PROPOSALS
AND DIRECTOR NOMINATIONS FOR THE 2005 ANNUAL MEETING

Nominations for Directors for the 2005 Annual Meeting

     No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Procedures. Nominations of persons for election to the Board of Directors shall be made only at a meeting of shareholders and only (a) by or at the direction of the Board of Directors or (b) by a shareholder entitled to vote for the election of directors who complies with the Nomination Procedures.

     Nominations by shareholders must be made in written form the Secretary of the Company. Under the Nomination Procedures, to be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting changes by more than 30 days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting. Any adjournment or postponement of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for the purposes of this notice to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Company may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled.

     Therefore, in order to be timely for the 2005 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than March 27, 2005 and not later than April 26, 2005.

     To be effective, the written notice must include (a) the name and address of the shareholder who intends to make the nomination and of the persons to be nominated, (b) a representation that the shareholder is a holder of record of shares in the Company entitled to vote at such meeting and that he intends to appear in person or by a proxy at the meeting to nominate the persons specified in the notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nominations are to be made by the shareholder, (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had each nominee been nominated, or intended to be nominated, by the directors, (e) the consent of each nominee to serve as a director of the Company if so elected, and (f) if the shareholder intends to solicit proxies in support of such shareholder’s nominees, a representation to that effect.

Shareholder Proposals for the 2005 Annual Meeting

     Under the terms of the Proposal Procedures, to be properly brought to an annual meeting, business must be (a) by or at the direction of the Chairman of the Board of Directors or (b) by any shareholder who is a holder of record on the record date for such meeting and who complies with the Proposal Procedures.

     If you want us to consider including a proposal in the Company’s proxy materials relating to the annual meeting of shareholders to be held in the year 2005, you must submit such proposal to the Company no later than January 28, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to the attention of the Secretary of the Company at our address set forth on the first page of this Proxy Statement.

     In order to comply with the Proposal Procedures, a shareholder must deliver a written notice regarding the proposal to the Secretary of the Company at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting.

     Therefore, in order to be timely for the 2005 Annual Meeting, a shareholder’s notice regarding a proposal not to be included in the Company’s proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than March 27, 2005 and not later than April 26, 2005. With respect to any proposal that a shareholder of the Company presents at the annual meeting of shareholders to be held in the year 2005 that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of shareholders will confer discretionary voting authority to vote on such shareholder proposal unless (a) we are notified of such proposal no later than April 13, 2005, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

     To be effective, the written notice must include, as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address of record of the shareholders proposing such business, (c) the class and number of shares of the Company which are beneficially owned by such shareholder, (d) any material interest of such shareholder in such business, and (e) if the shareholder intends to solicit proxies in support of such shareholder’s proposal, a representation to that effect.

ANNUAL REPORT

     You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to us at the address of the Company set forth on the first page of this Proxy Statement, attention: Lawrence R. Samuels, Secretary.

OTHER MATTERS

     The Board of Directors does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Lawrence R. Samuels
Chief Financial Officer and Secretary

Rancho Dominguez, California
May 28, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
UTI WORLDWIDE INC.

INTRODUCTION

     The executive management of UTi Worldwide Inc. (the “Company”) is primarily responsible for (1) the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls and (2) the Company’s compliance with applicable corporate governance requirements regarding its corporate accounting and reporting practices. Its Board of Directors (the “Board”) has responsibility to oversee management’s exercise of these responsibilities. To assist the Board, the Company has established an Audit Committee (the “Committee”) whose authority and responsibilities are described by this Charter.

PURPOSE AND RESPONSIBILITIES

     The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. In this regard, the Committee shall:

•	oversee the Company’s compliance with certain legal and regulatory requirements,

•	oversee the appointment, compensation, retention and oversight of the work of the Company’s independent auditors,

•	oversee the performance of the Company’s internal audit function and independent auditor, and

•	oversee the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics.

     The Committee shall also perform such other functions as the Board may delegate to the Committee from time to time.

     This Charter defines the Committee’s objectives, the range of its authority, the scope of its activities and its duties and responsibilities. This Charter is intended to give Committee members, management, external and internal auditors an understanding of their respective roles. The Committee and the Board will review and assess the adequacy of this Charter annually.

     The Committee is to perform activities required of audit committees by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission (“SEC”) and any stock exchange or market on which the Company’s securities may be listed from time to time, and perform such other activities that are consistent with this Charter, the Company’s Memorandum and Articles of Association and governing laws, as the Committee deems necessary or appropriate. The Committee’s policies and procedures shall remain flexible, in order to monitor the Company’s compliance with laws, regulations and internal policies with respect to its corporate accounting and reporting practices.

ORGANIZATION

Size, Composition and Term of Appointment

     The Committee shall consist of no fewer than three directors, with the exact number established by the Board, each of whom shall be determined by the Board to be independent as required by the rules established by the SEC and any stock exchange or market on which the Company’s securities may be listed from time to time. No member of the Committee may own or control more than 10% of the voting power of the Company’s ordinary shares. Each member must be able to read and understand financial statements, including the Company’s balance sheet, income statement and cash flow statement. No member shall have participated in the preparation of the financial statements of the Company at any time during the three (3) years prior to such director’s appointment to the Committee. When and as required by applicable listing standards, at least one member shall be an audit committee financial expert who shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Public Company Accounting Oversight Board (“PCAOB”), the Financial Accounting Standards Board (“FASB”), SEC, and the National Association of Securities Dealers (“NASD”) or other regulatory body. The Board of Directors shall appoint the Committee’s Chairperson and members annually and, when required, shall determine which member(s) are audit committee financial expert(s). Committee members may be removed by the Board at any time in its discretion.

Meetings

     The Committee will meet periodically, and special meetings may be called when circumstances require. The Committee may meet in person or by telephone or video conference call. One regular meeting shall be held prior to the start of each regular annual audit to review the proposed scope of the audit, cost estimates and current developments in the accounting and regulatory areas that may affect the Company or its financial statements. The Committee shall record and keep minutes of all Committee meetings.

Quorum and Voting

     A majority of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

Report to the Board

     The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities. The Board will determine annually that the Committee’s members are independent, as required by the relevant rules and listing standards, and that the Committee has fulfilled its duties and responsibilities. The Committee shall also review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

AUTHORITY

     The Committee derives its authority from the Memorandum and Articles of Association of the Company. The Committee is authorized to have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company as required to properly discharge its responsibilities.

     Further, the Committee is granted the authority to, and shall, conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

DUTIES AND RESPONSIBILITIES

Independent Auditors

     The Committee has the sole authority to select, evaluate, engage, oversee, determine funding for and, where appropriate, replace the independent public accountants, or to nominate the independent public accountants to be proposed to the full Board for concurrence or ratification to the extent required by law. The Committee will review with management the performance, appointment and/or termination of the independent public accountants.

     The Committee shall give prior approval of all audit services and any non-audit services permissible pursuant to the Sarbanes-Oxley Act of 2002 performed by the independent auditors for the Company. The Committee may establish pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service and such policies and procedures do not include delegation of any of the Committee’s responsibilities to the management of the Company.

     The Committee will determine that the independent public accountants provide, at least annually, a formal written statement to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with applicable rules and requirements. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

     The Committee will review with management and the independent public accountants the annual audit scope and approach, critical accounting policies and practices (including accounts receivable and revenue recognition policies and practices), controls over transactions, record keeping, audit conclusions regarding significant accounting estimates/reserves and proposed fee arrangements for ongoing and special projects.

     The Committee will review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

     The Committee will confirm through discussions with the independent public accountants that no restrictions were placed by management on the scope of the examination or its implementation. The Committee will review with management and the independent public accountants the Company’s compliance with laws and regulations having to do with accounting and financial matters.

     The Committee and the Board should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

Financial Statements

     The Committee will review with management and the independent public accountants, the Company’s interim and year-end financial statements, including management’s discussion and analysis, and audit findings. Such review will include a discussion of significant adjustments recorded or adjustments passed and will conform with applicable rules and requirements. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company’s annual report.

     The Committee will request from management and the independent public accountants, a briefing on any significant accounting and reporting issues, or significant unusual transactions, including any changes in accounting standards or rules promulgated by the PCAOB, FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

     The Committee will inquire of management and the independent public accountants if there were any significant financial accounting or reporting issues, or significant unusual transactions, discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements. The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

     The Committee will hold timely discussions with the independent auditor regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

     The members of the Committee will discuss among themselves, without management or the independent public accountants present, the quality of the accounting policies applied in the preparation of the Company’s financial statements and significant judgments affecting the financial statements; and the independent public accountants’ view of the quality, not merely the acceptability, of those policies as applied in its financial reporting.

Private Discussions with Independent Public Accountants

     The Committee will meet privately with the independent public accountants, as may be necessary or advisable, to request their opinion on various matters including the Company’s accounting policies as applied in its financial reporting, and the performance of its financial and accounting personnel.

     The Committee will also discuss privately with the independent public accountants any issues required from time to time by rules of the SEC, PCAOB, FASB and NASD.

Areas Requiring Special Attention

     The Committee will instruct the independent public accountants and the Company’s management that the Committee expects to be advised if there are any areas that require special attention.

Post-Audit Review

     The Committee will review with management and the independent public accountants the comments in the annual Management Letter submitted by the independent public accountants and management’s responses to each.

     The Committee will ask the independent public accountants what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

Litigation

     The Committee will discuss/review with management, company counsel and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company’s financial statements.

Internal Audit

     The Committee will review the performance of the internal audit function of the Company.

Conflicts of Interest

     As required from time to time by the rules of the SEC, PCAOB, FASB and the NASD, the Committee or a comparable independent body of the Company’s Board of Directors shall conduct an appropriate review of all related party transactions on an on-going basis and all such transactions must be approved by the Committee or other comparable independent body of the Board.

Outside Advisors; Administrative Expenses

     The Committee may select, engage and determine funding for independent counsel and any other advisors as it deems necessary and appropriate as required by the Sarbanes-Oxley Act of 2002. In addition, the Committee is authorized to approve such ordinary administrative expenses as it deems necessary or advisable to carry out its duties. The Committee shall meet regularly with the Company’s legal counsel to discuss legal and compliance affairs of the Company.

Complaint Procedures

     As required from time to time by the rules of the SEC and by the listing standards applicable to the Company’s securities and other applicable rules, the Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Such procedures shall provide for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Committee Report

     As required by applicable rules, the Committee will prepare a report describing the activities in which it has engaged during the prior year pursuant to this Charter. The report will address the issues then required by the rules of the SEC and any stock exchange or market on which the Company’s securities may be listed from time to time.

APPENDIX B

UTi WORLDWIDE INC. 2004 NON-EMPLOYEE

DIRECTORS SHARE INCENTIVE PLAN

     1. PURPOSE. The purpose of this UTi Worldwide Inc. 2004 Non-Employee Directors Share Incentive Plan (the “Plan”) is to advance the interests of UTi Worldwide Inc., a British Virgin Islands corporation (the “Company”), and its shareholders (members) (referred to herein as “shareholders”) by (a) encouraging increased share ownership by the Company’s directors who are not employees of the Company or any of its subsidiaries, (b) enhancing the Company’s ability to attract and retain the services of experienced, able and knowledgeable persons to serve as directors, and (c) providing additional incentive for directors to contribute their best efforts to the Company’s success.

     2. AWARDS. The Plan permits the granting of the following types of awards (“Awards” or individually, an “Award”), according to the sections of the Plan listed here:

Section 5	Restricted Share Units and Restricted Shares
Section 6	Elective Grants
Section 7	Deferred Share Units

     The date of grant of any Award is referred to herein as the “Grant Date.”

     3. ADMINISTRATION AND AGREEMENTS

     (a) Plan Administration. This Plan shall be administered by the Company’s Board of Directors (the “Board”). The Board shall have full authority, consistent with this Plan, to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Directors (as defined below) under the Plan, to promulgate, amend and rescind such rules and regulations with respect to this Plan as it deems desirable and to make all other determinations necessary or desirable for the administration of this Plan. Unless arbitrary and capricious, all decisions, determinations and interpretations of the Board shall be binding upon all Eligible Directors, the Company, and all other interested persons. The Board may, in its discretion, delegate any or all of its authority under the Plan to a committee consisting of two or more non-employee directors of the Company, so long as allowable under applicable law. If such Board authority is so delegated to a committee, all references to the Board in this Plan shall mean and relate to such committee to the extent of the powers so delegated. The Company shall pay or reimburse any member of the Board, as well as any employee or consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties under the Plan. The Company may obtain liability insurance for this purpose.

     (b) Award Agreements. Awards made pursuant to this Plan shall be evidenced by a written agreement executed by the Company and the Eligible Director receiving such Award. Each such agreement shall state the terms and conditions of the Award, not inconsistent with this Plan, as the Board in its sole discretion shall determine and approve. The Company shall maintain records as to all Awards granted under the Plan.

     4. SHARES SUBJECT TO THE PLAN. The shares of stock to be issued pursuant to awards shall be authorized shares of the Company’s voting ordinary shares (“Shares” or, individually, a

“Share”), either previously unissued or previously issued but reacquired by the company. The aggregate number of shares to be issued pursuant to awards shall be Two Hundred Thousand (200,000), subject to adjustment as provided in section 8 below. Any share subject to an Award which is cancelled, terminated, forfeited, or otherwise expires shall again be available for subsequent Awards under this plan.

     5. RESTRICTED SHARE UNITS AND RESTRICTED SHARES

          (a) Eligible Director. As used herein, “Eligible Director” means any of the Company’s directors who are not employees of the Company or any subsidiary of the Company and have not been employees of the Company or any subsidiary of the Company during the twelve (12) months preceding (i) the date such person first became a director for purposes of Section 5(c) below or (ii) the date of an Annual Meeting (as defined below) for purposes of Section 5 (d) below (collectively, “Eligible Directors” and individually, an “Eligible Director”).

          (b) Grants. The Company shall grant to Eligible Directors the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) or, in the Board’s sole discretion, restricted Shares (“Restricted Shares”) in accordance with the terms and conditions set forth in this Section 5. Subject to the requirements set forth in Sections 5(c), 5(d) and 5(e) below, the Board shall have the sole discretion to determine whether Restricted Share Units or Restricted Shares will be granted under this Section 5 at any given time.

          (c) Initial Awards. The Company shall grant, to each person who first becomes an Eligible Director after the date this Plan becomes effective pursuant to Section 13 below (but, excluding each person who was already serving as an Eligible Director on the date of the Annual Meeting at which this Plan is first approved by the Company’s shareholders) on the date such person first becomes an Eligible Director, an initial Award (the “Initial Award”) of that number of Restricted Share Units (or, if determined by the Board, Restricted Shares) determined by dividing $65,000 or such other amount as determined by the Board in its sole discretion from time to time (the “Initial Award Amount”), by the Fair Market Value (as defined below) on the Grant Date. If an Eligible Director first becomes an Eligible Director on a date other than the date of an annual meeting of the Company’s shareholders (an “Annual Meeting”), the Initial Award Amount then in effect shall be reduced to an amount equal to the product of the Initial Award Amount times a fraction, (i) the numerator of which shall be the difference between 365 and the number of days elapsed since the Annual Meeting immediately preceding such Eligible Director’s election and (ii) the denominator of which shall be 365. If the number of Restricted Share Units or Restricted Shares in an Initial Award is less than a whole number, such number shall be rounded to the nearest whole number.

          (d) Automatic Awards. On the date of each Annual Meeting, commencing with the Annual Meeting at which this Plan is first approved by the Company’s shareholders (subject to the limitations contained in this Section 5(d)), the Company shall grant to each Eligible Director as of the date of such meeting an Award (an “Automatic Award”) of that number of Restricted Share Units (or, if determined by the Board, Restricted Shares) determined by dividing $65,000 or such other amount as determined by the Board in its sole discretion from time to time, by the Fair Market Value on the Grant Date, provided that such Eligible Director continues as a director after such Annual Meeting. If an Eligible Director receives an Initial Award on the date of an Annual Meeting, then such Eligible Director shall not be entitled to an Automatic Award pursuant to this Section 5(d) with respect to the same Annual Meeting. Notwithstanding anything in this Section 5(d) to the contrary, if an Eligible Director received an initial grant of options pursuant to Section 5(b) of the Company’s previously existing Non-Employee Director Share Option Plan within twelve (12) months of the Annual Meeting pursuant to which this Plan is first approved by the Company’s shareholders, then such Eligible Director shall not be entitled to receive an Automatic Award pursuant to this Section 5(d) on the date of the Annual Meeting at which this Plan is so approved by the shareholders. If the number of Restricted Share Units or Restricted Shares in an Automatic Award is less than a whole number, such number shall be rounded to the nearest whole number.

          (e) Chairman Awards. On the date of each Annual Meeting, commencing with the Annual Meeting at which this Plan is first approved by the Company’s shareholders, the Company shall grant to the Chairman of the Board, if the Chairman of the Board is then an Eligible Director, as of the date of such meeting, an Award of that number of Restricted Share Units (or, if determined by the Board, Restricted Shares) determined by dividing $12,000 or such other amount as determined by the Board in its sole discretion from time to time, by the Fair Market Value on the Grant Date, provided that such person continues to be both an Eligible Director and Chairman of the Board after the Annual Meeting (a “Chairman Award”). A Chairman Award made pursuant to this Section 5(e) shall be in addition to any Initial Awards or Automatic Awards an Eligible Director might otherwise be entitled to receive pursuant to Sections 5(c) and 5(d) above. If the number of Restricted Share Units or Restricted Shares in a Chairman Award is less than a whole number, such number shall be rounded to the nearest whole number.

          (f) Definition of Fair Market Value. For purposes of this Plan, “Fair Market Value” as of a certain date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if Shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if Shares are not traded on the Exchange but are quoted on NASDAQ or a successor quotation system, (A) the last sales price (if Shares are then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such Shares are not traded on the Exchange or quoted on NASDAQ but are otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

          (g) No Award Where Prohibited. No person shall be granted an Award under this Plan if at the time of such Award, the Award is prohibited by applicable law or by the policies of the employer of such person or the policies of any other company of which such person is a member of the board of directors, officer, executive, a general partner or a manager.

          (h) Vesting and Forfeiture. Initial Awards made pursuant to Section 5(c) above shall become vested and non-forfeitable on the date immediately preceding the Annual Meeting which follows the Grant Date of the Initial Award, provided that the Eligible Director is then serving as an Eligible Director on the particular vesting date. Automatic Awards made pursuant to Section 5(d) and Chairman Awards made pursuant to Section 5(e) above shall become vested and non-forfeitable on the date immediately preceding the Annual Meeting which follows the Annual Meeting on which such Award was made, provided that on such date the Eligible Director is then an Eligible Director and, in the case of a Chairman Award, is also serving as Chairman of the Board. Notwithstanding the foregoing, in the event the date of an Annual Meeting is delayed by more than thirty (30) days from the first anniversary of the preceding year’s Annual Meeting, then the Initial Awards, Automatic Awards and Chairman Awards outstanding on such thirtieth day shall become vested and non-forfeitable. Notwithstanding the preceding sentences, outstanding Initial Awards, Automatic Awards and Chairman Awards shall become fully vested and non-forfeitable upon a Change in Control or upon termination of an Eligible Director’s membership on the Board due to death or upon such other circumstances as the Board may determine in its sole discretion. Any Shares underlying Awards granted pursuant to Sections 5(c), (d) and (e) above that do not become vested and non-forfeitable pursuant to this Section 5(h) shall be forfeited.

          (i) Definition of Change in Control. For purposes of this Plan, a “Change in Control” of the Company shall be deemed to have occurred if:

          (i) a sale, transfer, or other disposition of all or substantially all of the Company’s assets and properties is closed or consummated; or

          (ii) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company, any subsidiary of the Company, or any “person” who, as of the effective date of this Plan, is a director or officer of the Company (including any trust of such director or officer), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities provided, however, that the following shall not constitute a “Change in Control” of the Company:

(1)	any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

(2)	any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(3)	upon the death of any person who as of the effective date of this Plan is a director or officer of the Company, the transfer (a) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (b) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company.

          (iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

          (iv) the Company is dissolved or a merger, reorganization or consolidation involving the Company is closed or consummated, other than a merger, reorganization or consolidation in which holders of Shares immediately prior to such transaction own, either directly or indirectly, fifty percent (50%) or more of the equity interests or combined voting power of the surviving corporation or entity (or its parent company) immediately following such transaction.

          (j) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award

Agreement or the Board otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares. The Company may require that an Eligible Director who receives Restricted Shares execute an assignment separate from certificate or such other documents as it deems necessary or desirable.

          (k) Issuance of Shares upon Vesting. As soon as practicable after the vesting of an Award made pursuant to this Section 5, the Company shall release to the Eligible Director, free from vesting restrictions, one Share for each vested Restricted Share or issue one Share free from vesting restrictions for each vested Restricted Share Unit, unless an Award Agreement provides otherwise or the Eligible Director has irrevocably elected to defer receiving such Shares pursuant to Section 5(n) hereof.

          (l) Cash Dividends. If cash dividends are declared and paid on outstanding Shares based on a record date on or after a Grant Date, then the Board may, in its discretion, provide in an Award Agreement that an Eligible Director holding Restricted Shares on such record date shall receive the cash dividends payable on such Shares and, in the case of Restricted Share Units, an amount equal to the per share cash dividend otherwise paid on outstanding Shares on the number of Restricted Share Units held by an Eligible Director. Notwithstanding the foregoing, the Board may provide in an Award Agreement that some or all of such cash dividends or amounts equal to such cash dividends may not be paid at all, or may be paid on a later date or dates (with or without interest) or may otherwise be subject to restrictions, limitations and conditions as provided in the applicable Award Agreement.

          (m) Section 83(b) Elections. If an Eligible Director who has received Restricted Share Units provides the Company with written notice of his or her intention to make an election under Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended, within the prescribed time period (or a similar election under the laws of another country), with respect to the Shares subject to Restricted Share Units (the “Section 83(b) Election”), the Board may, in its discretion, convert the Eligible Director’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Eligible Director’s Restricted Share Unit Award. Any Restricted Shares issued pursuant to this Section 8(m) shall continue to vest as provided in Section 8(h) and such Restricted Shares which do not vest in accordance with Section 8(h) above shall be forfeited and cancelled by the Company.

          (n) Deferral Elections. At any time during the calendar year in which an Eligible Director receives an Award pursuant to this Section 5, the Eligible Director may irrevocably elect, on a form provided by and acceptable to the Company, to defer the receipt of all or a percentage of the Shares that would otherwise be issued to the Eligible Director upon the vesting of such Award in a future calendar year (or for the remainder of any calendar year in which the Eligible Director makes the election provided that the election occurs within the 30-day period after he or she first becomes an Eligible Director). Eligible Directors may make a deferral election for the calendar year in which this Plan is first approved by the Company’s shareholders within the 30-day period after the Annual Meeting at which such approval is obtained. If an Eligible Director makes a deferral election pursuant to this Section 5(n), the Shares subject to the election shall be deferred pursuant to Section 7 hereof on the date such Shares would otherwise have been released or issued to the Eligible Director. Notwithstanding the foregoing, Shares with respect to which an Eligible Director has made a Section 83(b) Election shall not be eligible for deferral pursuant to this Section 5(n) and Section 7 below.

     6. ELECTIVE GRANTS.

     (a) Election. Each Eligible Director may make an election to receive up to 100 percent (100%) of his or her Quarterly Compensation (as defined below) in increments of 5%, in the form of Shares (an “Elective Grant”) in accordance with this Section 6. The election by the Eligible Director to receive an Elective Grant of Shares must be in writing and must be delivered to the Secretary of the

Company before the start of the fiscal quarter during which services are to be rendered by the Eligible Director giving rise to the Quarterly Compensation. The election made by an Eligible Director pursuant to this Section 6 shall be in effect as to Quarterly Compensation payable for services rendered during the fiscal quarter of the Company covered by the election.

          (b) Shares Issued. The number of Shares to be granted to an Eligible Director who makes an Elective Grant shall equal (i) the amount of the Quarterly Compensation earned during the Company’s fiscal quarter subject to the Elective Grant, divided by (ii) the Fair Market Value on the last day of such fiscal quarter. In no event shall the Company be required to issue fractional Shares and any fractional Share will be rounded to the nearest whole Share. As soon as practicable after each Eligible Director’s Elective Grant of Shares is determined, the Company shall cause to be issued and delivered to such Eligible Director a stock certificate registered in the name of the Eligible Director evidencing his or her Elective Grant, less any Shares withheld by the Company pursuant to Section 9 below.

          (c) No Assignment. No right to an Elective Grant and no interest therein may be assigned, pledged, hypothecated, or otherwise transferred by an Eligible Director except that, in the event of the death of an Eligible Director prior to the issuance of a stock certificate evidencing an Elective Grant, such right to such Elective Grant may be transferred to the Eligible Director’s designated beneficiary or, in the absence of such designation, by will or the laws of descent and distribution.

          (d) Quarterly Compensation. For purposes of this Plan, “Quarterly Compensation” shall mean the sum of all meeting fees, annual retainer fees, fees for chairing the Board or a Board committee, and committee fees for service as a director earned by an Eligible Director during a quarter. Compensation paid to an Eligible Director for service to the Company in any other capacity shall be excluded from the calculation of Quarterly Compensation.

     7. DEFERRED SHARE UNITS

          (a) Elections to Defer. Any Eligible Director may irrevocably elect, on a form provided by and acceptable to the Company (the “Election Form”), to defer the receipt of Restricted Shares for which an 83(b) Election has not been made, Shares subject to Restricted Share Units, and Quarterly Compensation, and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) that number of deferred share units (“Deferred Share Units”) equal to the Restricted Shares or Restricted Share Units that the Eligible Director has deferred, and in the case of Quarterly Compensation which is deferred, that number of Deferred Share Units determined by dividing the amount of Quarterly Compensation that the Eligible Director has deferred by the Fair Market Value on the last day of the quarter for which compensation has been deferred. Each Election Form shall take effect (i) for the calendar year after the year in which the Eligible Director delivers it to the Board, (ii) for the remainder of the calendar year in which the Eligible Director makes the election provided that an Eligible Director’s election occurs within the 30-day period after he or she first becomes an Eligible Director, or (iii) for the remainder of the calendar year in which this Plan is first approved by the Company’s shareholders provided that an Eligible Director’s election occurs within the 30-day period after the Annual Meeting at which such approval is obtained, unless during the five business day period after receiving the election the Company sends the Eligible Director a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that an Eligible Director earns before the date on which the Company receives the Election Form.

          (b) Vesting. Deferred Share Units shall be 100% vested at all times.

          (c) Cash Dividends. If cash dividends are declared and paid on outstanding Shares based on a record date on or after the date that receipt of Restricted Shares, Restricted Share Units or Quarterly Compensation is effectively deferred pursuant to Section 7(a) above, then the Board may, in its sole discretion, provide that an amount equal to the per share cash dividend otherwise paid on outstanding Shares be paid to the deferring director on the number of Deferred Share Units credited to the Account of such person. Notwithstanding the foregoing, the Board may provide that some or all of such amounts equal to such cash dividends may not be paid at all, or may be paid on a later date or dates (with or without interest) or may otherwise be subject to restrictions, limitations and conditions as determined by the Board.

          (d) Distributions of Shares. The Company shall provide an Eligible Director with one Share for each Deferred Share Unit in three (3) substantially equal annual installments that are issued before the last day of each of the three (3) calendar years that end after the date on which the Eligible Director’s membership on the Board terminates; provided, however, in the event of a Change in Control, the Company shall provide an Eligible Director one Share for each Deferred Share Unit issued at one time upon the occurrence of such Change in Control; unless in either case–

               (i) the Eligible Director has properly elected a different form of distribution, on a form approved by the Board that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

               (ii) the Company has received the Eligible Director’s distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Eligible Director’s membership on the Board terminates for any reason other than death, or before the Eligible Director’s death.

Cash shall be paid in lieu of any fractional shares.

          (e) Hardship Withdrawals. In the event an Eligible Director suffers an unforeseeable hardship within the contemplation of this Section 7, the Eligible Director may apply to the Company for an immediate distribution of all or a portion of his or her Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Eligible Director or a dependent of the Eligible Director, casualty loss of property, or other similar conditions beyond the control of the Eligible Director. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Eligible Director’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Eligible Director’s financial hardship. The Board shall determine whether an Eligible Director has a qualifying hardship and the amount which qualifies for distribution, if any. The Board may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

          (f) No Rights to Deferred Share Units. An Eligible Director’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Deferred Share Units shall have no voting rights. The right of an Eligible Director or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Eligible Director nor his or her beneficiary shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

     8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of voting ordinary shares of the Company occurs, the number and kind of Shares authorized by this Plan and the number and kind of Shares subject to Awards, shall be automatically adjusted as required in order to prevent an unfavorable effect upon the value of the Shares covered by the then outstanding Awards and Shares covered by Awards subsequently granted.

     9. TAX WITHHOLDING. Any distribution of Shares pursuant to this plan shall be subject to withholding of state and federal income taxes, or other taxes to the extent required by applicable law. In the discretion of the Board, an Eligible Director may satisfy the applicable tax withholding and employment tax obligations (if any) associated with an Award by surrendering to the Company Shares (including Shares subject to the Award) that have a Fair Market Value determined as of the applicable tax date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section, such Shares must have been owned by the Eligible Director for more than six months on the date of surrender (or such longer period of time that the Board may in its discretion require).

     10. NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan, neither an Eligible Director nor any transferee of an Eligible Director shall have any rights as a shareholder of the Company with respect to any Shares underlying an Award until the date of entry of their name with respect to such Shares in the Company’s Registry of Members in accordance with the Company’s Memorandum and Articles of Association. Prior to the issuance of Shares pursuant to an Award (as evidenced by the entry of the Eligible Director’s name with respect to such Shares in the Company’s Registry of Members in accordance with the Company’s Memorandum and Articles of Association), an Eligible Director shall not have the right to vote or any other rights as a shareholder with respect to the Shares underlying the Award. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date of entry of their name with respect to such Shares in the Company’s Registry of Members, except as otherwise specifically provided for in this Plan.

     11. LAWS AND REGULATIONS.

          (a) U.S. Securities Laws. This Plan, the award of Restricted Share Units, Restricted Shares or Deferred Share Units, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all applicable laws, regulations and rules. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

          (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Board may provide for such special terms for Awards to Eligible Directors who are foreign nationals as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Board may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Board is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Board may adopt sub-plans applicable to particular locations and countries.

     12. TERM OF PLAN; TERMINATION AND AMENDMENT OF THIS PLAN. The Plan shall continue in effect for a term of ten (10) years from its effective date as determined by Section 13 hereof, unless earlier terminated by this Section 12. The Board may at any time terminate this Plan or may at any time or times amend or modify this Plan for any purpose which at the time may be permitted by applicable law. No amendment, suspension, or termination of the Plan or any Awards shall materially and adversely affect Awards already granted and outstanding, unless either (i) it relates to an adjustment pursuant to Section 8 above, (ii) it is mutually agreed otherwise between the Eligible Director and the Company, which agreement must be in writing and signed by both parties, or (iii) the Board determines with respect to outstanding Awards that the amendment or modification is for the purpose of satisfying the requirements of any changes in applicable laws or regulations or to avoid or minimize adverse tax consequences for Eligible Directors.

     13. EFFECTIVE DATE. This Plan shall become effective on the date of its approval by the Company’s shareholders.

     14. NONTRANSFERABILITY. Except as set forth in this Section 14 or as otherwise approved by the Board, Awards shall be nonassignable and nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Awards (except for Elective Grants which are governed by Section 6(c) above) may be transferred, with the consent of the Board, by gift to charitable institutions, or by gift to an Eligible Director’s “Immediate Family.” “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships, any person sharing the Eligible Director’s household (other than as a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Eligible Director) control the management of assets, and any other entity in which these persons (or the Eligible Director) own more than fifty percent (50%) of the voting interest.

     15. CONTROLLING LAW. All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the conflicts of laws) of the British Virgin Islands to the extent not preempted by United States federal laws. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

Proxy — UTi Worldwide Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS (MEMBERS) OF UTi WORLDWIDE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTi WORLDWIDE INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder (member) of UTi Worldwide Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders (members) to be held June 25, 2004 and proxy statement, and appoints Roger I. MacFarlane and J. Simon Stubbings, or either of them, acting singly, as proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent and vote all Ordinary Shares of the Company that the undersigned is entitled to vote, either on the undersigned’s behalf or on behalf of any other entity or entities, at the Annual Meeting of Shareholders (members) to be held on Friday, June 25, 2004 at 10:00 a.m. (California time) at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, and at any adjournment(s) and postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-888-862-1264 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m. Central Time, on June 24, 2004.
THANK YOU FOR VOTING

00CC4C

Annual Meeting Proxy Card	Ordinary

A Election of Directors

1.	To elect three directors to serve on the Company’s Board of Directors as Class “A” Directors.

01 — Alan C. Draper				Withhold Authority		Exceptions (to vote
02 — C. John Langley, Jr.	☐	For all	☐	to vote for all	☐	for all nominees except
03 — Allan M. Rosenzweig		nominees listed		nominees listed		any nominee whose
name is struck out)

B Issues

		For	Against	Abstain
2.	To approve the 2004 UTi Worldwide Inc. Non-Employee Directors Share Incentive Plan.	☐	☐	☐

3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give you full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Date (mm/dd/yyyy)

                  /                  /

1 U P X            H H H            P P P P            0036911

001CD40001          00CC3B

Proxy — UTi Worldwide Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS (MEMBERS) OF UTi WORLDWIDE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTi WORLDWIDE INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder (member) of UTi Worldwide Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders (members) to be held June 25, 2004 and proxy statement, and appoints Roger I. MacFarlane and J. Simon Stubbings, or either of them, acting singly, as proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent and vote all Ordinary Shares of the Company that the undersigned is entitled to vote, either on the undersigned’s behalf or on behalf of any other entity or entities, at the Annual Meeting of Shareholders (members) to be held on Friday, June 25, 2004 at 10:00 a.m. (California time) at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, and at any adjournment(s) and postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-888-862-9601 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m. Central Time, on June 24, 2004.
THANK YOU FOR VOTING

00CC6C

Annual Meeting Proxy Card	ESPP

A Election of Directors

1.	To elect three directors to serve on the Company’s Board of Directors as Class “A” Directors.

01 — Alan C. Draper				Withhold Authority		Exceptions (to vote
02 — C. John Langley, Jr.	☐	For all	☐	to vote for all	☐	for all nominees except
03 — Allan M. Rosenzweig		nominees listed		nominees listed		any nominee whose
name is struck out)

B Issues

		For	Against	Abstain
2.	To approve the 2004 UTi Worldwide Inc. Non-Employee Directors Share Incentive Plan.	☐	☐	☐

3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give you full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Date (mm/dd/yyyy)

                  /                  /

1 U P X            H H H            P P P P            0036912

001CD40001          00CC5B

Proxy — UTi Worldwide Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS (MEMBERS) OF UTi WORLDWIDE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTi WORLDWIDE INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder (member) of UTi Worldwide Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders (members) to be held June 25, 2004 and proxy statement, and appoints Roger I. MacFarlane and J. Simon Stubbings, or either of them, acting singly, as proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent and vote all Ordinary Shares of the Company that the undersigned is entitled to vote, either on the undersigned’s behalf or on behalf of any other entity or entities, at the Annual Meeting of Shareholders (members) to be held on Friday, June 25, 2004 at 10:00 a.m. (California time) at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, and at any adjournment(s) and postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

00CC8B

Annual Meeting Proxy Card

A Election of Directors

1.	To elect three directors to serve on the Company’s Board of Directors as Class “A” Directors.

01 — Alan C. Draper				Withhold Authority		Exceptions (to vote
02 — C. John Langley, Jr.	☐	For all	☐	to vote for all	☐	for all nominees except
03 — Allan M. Rosenzweig		nominees listed		nominees listed		any nominee whose
name is struck out)

B Issues

		For	Against	Abstain
2.	To approve the 2004 UTi Worldwide Inc. Non-Employee Directors Share Incentive Plan.	☐	☐	☐

3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give you full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Date (mm/dd/yyyy)

                  /                  /

1 U P X            H H H            P P P P            0036913

001CD40001          00CC7B